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                                                                  Exhibit 10.25

NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                          [LOGO]




                                2002 Short Term
                             Incentive Program Plan
                           Document for Executive and
                                Staff Management





                                                                 January 1, 2002

NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                         GETRONICS GOVERNMENT SOLUTIONS



TABLE OF CONTENTS

PROGRAM DOCUMENT

      I.    Introduction

      II.   Purpose

      III.  Effective Date

      IV.   Eligibility

      V.    Program Design
            A.    Overview
            B.    Components
            C.    Payout

      VI.   Administrative Provisions
            A.    Target Goal
            B.    Payment
            C.    Alterations, Interpretation and Review
            D.    Partial Service, Transfer, Termination and Leave of Absence
            E.    Tax Liabilities
            F.    Employment-at-Will
            G.    Equal Opportunity
            H.    Events Not Covered by the Program
            I.    Other Agreements
            J.    Modification, Suspension or Termination

Appendixes
      A.    Payout Matrix
      B.    Example Worksheet


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NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS
ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

I.    INTRODUCTION

      The Getronics Government Solutions ("Getronics" or the "Company") 2002 Short Term Incentive Program ("STIP" or the "Program") supersedes all previous documents relating to annual incentive compensation. The entire Program content is contained herein and in the Target Goal Worksheet Documents, and no one at the Company is authorized or permitted to enter into any additional or other agreements, or make any verbal or written representations, regarding incentive compensation for Participants.

II.   PURPOSE

      The Program is designed to:

      O ALIGN THE MANAGEMENT TEAM'S FINANCIAL INTERESTS WITH THOSE OF THE COMPANY SHAREHOLDERS;

      O SUPPORT A PERFORMANCE-ORIENTED ENVIRONMENT THAT REWARDS INDIVIDUAL, BUSINESS UNIT AND OVERALL GETRONICS GOVERNMENT SOLUTIONS RESULTS;

      O ATTRACT, MOTIVATE AND RETAIN KEY MANAGEMENT WHO ARE CRITICAL TO THE LONG-TERM SUCCESS OF THE COMPANY; AND

      O ALIGN COMPENSATION WITH THE COMPANY'S BUSINESS STRATEGY, VALUES AND MANAGEMENT INITIATIVES.

III.  EFFECTIVE DATE

      This Program shall take effect on January 1, 2002, and remain in effect until December 31, 2002, unless modified, suspended or terminated at the discretion of the Company.

IV.   ELIGIBILITY

      Employees eligible to participate in the Program (hereinafter called "Participants") are designated from management positions by executive management. An eligible employee is designated as a Participant by delivery of a personalized Target Goal Worksheet Document along with the Plan document. A Participant must be an active employee in an incentive eligible position on December 31, 2002 in order to receive a payment. To receive any incentive payments from this Program, the Participant must sign his/her personal TARGET GOAL WORKSHEET DOCUMENT as acknowledgement of receipt of his/her plan document.

      Participation is determined on a year-to-year basis. Continued participation in the Program is not guaranteed. If a previously eligible Participant is not designated as a Participant in a subsequent year, he or she, will not receive any adjustment to base salary or additional compensation in lieu of his or her prior participation in the Program or as a result of ceasing to be a Participant.

V.    PROGRAM DESIGN

      A.    OVERVIEW
      The Participant will be assigned an incentive earnings target expressed in U.S. dollars. This will represent the approximate amount of compensation that the Participant may receive for the achievement of (***)% performance in the financial and subjective individual goals, assigned in his/her TARGET GOAL WORKSHEET DOCUMENT.


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NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS
ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

      The Participant's opportunity to receive incentive compensation will be governed by the terms and conditions of this Program and applicable Company policy.

      1.    Base Salary
            The Participant's base salary is a fixed amount established by the Company, which is currently paid semi-monthly. The base salary is exclusive of overtime, premiums, differentials, and employee benefits.

      2.    Incentive Compensation
            This Program provides the opportunity to earn incentive compensation, based upon the financial achievements of the Company, the Business units comprising the Company, programs defined within the business units, as well as achievement against individual strategic goals.

            There are separate Short Term Incentive Programs in 2002 for each of the two following groups: Executive and Staff Management, and Program Management. Each is designed so that each Participant is rewarded based on the performance of their organizational units. The specific criteria used to measure achievement depends upon position and function within the organization. Participants with program management responsibilities will have financial targets related to their respective programs and related Getronics financial targets. Participants in the Executive and Staff Management Program will have financial targets related to Getronics and business unit financials, where applicable. All Participants will also have New Business and subjective individual goals. Each of these targets is considered a component.

      B.    COMPONENTS

            There are three (3) components to the 2002 STIP Program for Executive and Staff Management.

            1.    Financial Components -
                  a.    Getronics Financials ((***)-(***)% of overall
                         components)
                        EBITA - (***)%
                        Revenue - (***)%
                        Cash Flow - (***)%
                        DSO - (***)%
                  b. Business Unit ((***)-(***)% of overall components) Gross Margin - (***)%
                        Revenue - (***)%
            2.    Getronics New Business ((***)-(***)% of overall components)
            3.    Subjective Individual Objectives ((***)% of overall
                   components)

                Certain financial components may be weighted differently dependent upon the nature of the job responsibilities for the Participant. The weighting of each component in total


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NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS
ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                incentive compensation for the Participant is reflected in the Target Goal Worksheet Document.

                The financial and new business components are described as:

                EBITA: Earnings Before Interest, Taxes & Amortization as calculated in the Getronics Government Solutions Monthly Financial Reports.

                REVENUE (SALES): The inflow of assets to the company resulting from the delivery of goods and services to its customers as reported in the Getronics Government Solutions Monthly Financial Reports.

                CASH FLOW: The net cash generated by operating and investment activities as reported in the Getronics Government Solutions Monthly Financial Reports.

                DAYS SALES OUTSTANDING (DSO): The measure of an Accounts Receivable balance by the number of days of sales included in the balance as reported in the Getronics Government Solutions Monthly Financial Reports.

                NEW BUSINESS: Revenue plan growth at the end of the plan year as compared to the target goals established at the beginning of the year for Getronics Government Solutions.

                Shortly after the beginning of each plan year, the Finance Department will provide the target goals for the Getronics and Business Unit financials. These financial numbers will provide the goals for all financial components reflected in the Target Goal Worksheet Document.

      C.    PAYOUT

            1.    Financial Components
                  The Finance Department will provide the performance and levels of achievement against target goals reflected in the Target Goal Worksheet Document. The PERCENTAGE of achievement of each measure will be determined by the actual results of each measure divided by the target goals for that measure. The PAYMENT of each measure will be the target dollars of each measured objective multiplied by the achievement percentage on the payout matrix.

                  The range of payout for each component will be a (***)% payout for achievement at (***)% of target goals (minimum for payout). The EBITA financial component is eligible for overachievement up to a maximum of (***)% payout for achievement of (***)% above target. See Appendix A for Payout Matrix.

                  For participants with goals associated with their business unit, the Gross Margin financial component, for services gross margin, is eligible for overachievement up to a maximum of (***)% for achievement of (***)% above target.


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NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS
ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

            2.    New Business
                  The Finance Department will provide the performance and levels of achievement against target reflected in the Target Goal Worksheet Document. The PERCENTAGE of achievement of each measure will be determined by the actual results of each measure divided by the target goals for that measure. A minimum threshold will be established by the Finance Department that may not reflect (***)% of the target goal. The PAYMENT of each measure will be the target dollars of each measured objective multiplied by the achievement percentage on the payout matrix.

                  The range of payout will be from (***)% for achievement at (***)% of target (minimum for payout) up to a maximum of (***)% payout for achievement of (***)% above target.

            3.    Subjective Individual Objectives Component
                  The Participant's immediate manager using the best criterion, including overall annual individual and business performance, will, at the end of each plan year, determine the eligible percentage for the subjective component. The Senior Leadership Team member will have final approval on the immediate manager's recommendation.

                  The range of payouts will be from (***)% for achievement at (***)% of target (minimum for payout) to a maximum of (***)% of achievement.

            4.    Example of calculations:
                  Participant at $100,000 base and 15% Total Target Bonus = $15,000 Total Target Dollars


-------------------------- ------------------------ ------------------------ ------------------------ -----------------------
                                                            TARGET                                        ACTUAL EARNED
          GOALS                WEIGHT OF GOALS          DOLLARS@100% OF        ACTUAL PERCENTAGE OF         INCENTIVE
                                                             GOAL                  ACHIEVEMENT              (ROUNDED)
-------------------------- ------------------------ ------------------------ ------------------------ -----------------------

  Getronics Financials           Overall (***)%
          EBITA                     (***)%                  $(***)                    (***)%                 $(***)
         Revenue                    (***)%                  $(***)                    (***)%                 $(***)
        Cash Flow                   (***)%                  $(***)                    (***)%                 $(***)
           DSO                      (***)%                  $(***)                    (***)%                 $(***)
-------------------------- ------------------------ ------------------------ ------------------------ -----------------------

   Business Financials           Overall (***)%
      Gross Margin                  (***)%                  $(***)                    (***)%                 $(***)
         Revenue                    (***)%                  $(***)                    (***)%                 $(***)
-------------------------- ------------------------ ------------------------ ------------------------ -----------------------

 Getronics New Business             (***)%                  $(***)                    (***)%                 $(***)
-------------------------- ------------------------ ------------------------ ------------------------ -----------------------
       Subjective
  Individual Objectives             (***)%                  $(***)                    (***)%                 $(***)
-------------------------- ------------------------ ------------------------ ------------------------ -----------------------

          Total                     100%                    $(***)                                           $(***)
-------------------------- ------------------------ ------------------------ ------------------------ -----------------------


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NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS
ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

VI.   ADMINISTRATIVE PROVISIONS

      A.    TARGET GOAL

      The Target Goal is the level of performance that will be expected of the Participant's individual objectives or measurable factor from an organizational component. Once target goals are established, adjustments usually should not be necessary; however, the Company reserves the right to make changes (up or down) to individual target goals due to changes in business conditions or other factors, at the sole discretion of and with the explicit approval from the Vice President of Human Resources.

      EACH PROGRAM PARTICIPANT MUST SIGN THE TARGET GOAL WORKSHEET DOCUMENT ESTABLISHING EACH THE PARTICIPANT'S TARGETS BEFORE ANY INCENTIVES WILL BE PAID TO THE PARTICIPANT. ALL ORIGINALS MUST BE FILED WITH THE COMPENSATION DEPARTMENT AND LOCAL MANAGEMENT SHALL MAINTAIN COPIES.

      B.    PAYMENT

      Incentive calculations will be based upon the Participant's base salary on January 1, 2002. Awards will be paid only to Participants who are still considered active under this Program as of December 31, 2002. Payment will be made to the Participant in the same form in which his/her normal pay is processed. Participants will receive their awards in the first quarter following the Program year.

      C.    ALTERATIONS, INTERPRETATION AND REVIEW

      The Compensation Director, in conjunction with the Vice President of Human Resources, has been charged with the responsibility for the review of and adherence to the Program's provisions and all other incentive compensation programs and policies within its sole discretion, and for approving alterations to and interpretation of the Program. Participants seeking clarification of Program provisions or incentive policy should direct their inquiries to the Getronics Compensation Director.

      D.    PARTIAL SERVICE, TRANSFER, TERMINATION AND LEAVE OF ABSENCE

            1.    Partial Service Policy
                  Partial Service employees who are newly hired or promoted into an incentive-eligible position so as to become Participants after the beginning of the year but prior to October 1, 2002 may become eligible to receive a prorated payment based on the number of full months in that position divided by 12. Service beginning ON or BEFORE the fifteenth (15th) of a calendar month will yield a full month's credit. Credit will begin the first (1st) of the following month if service begins AFTER the fifteenth (15th) of a calendar month.


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NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS
ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

            2.    Transfer Policy
                  Program Participants who transfer to another position within the Company during the program year may continue to be eligible for incentive compensation or may be removed if they transfer to an ineligible position. The Compensation Director, in conjunction with the Vice President of Human Resources will determine eligibility, and targets will be adjusted, as they deem appropriate.

            3.    Termination Policy
                  The following policy applies to Participants who terminate from the Company (either voluntarily or involuntarily):

                  For the purpose of this Program, a Participant is considered terminated from this Program on the last day of active employment. The employee may still be "on the payroll", e.g., during any layoff, severance, or salary continuation period, but if the employee is not actively engaged in incentive eligible activities, the employee is ineligible for any form of incentive earnings, without regard to any layoff notification period, severance or salary continuance.

                  In the event that a Program Participant becomes totally disabled (as determined for purposes of the Company's long-term disability plan), or dies during the Program year (but after the end of the first quarter), the Program Participant (or the designated beneficiary) will be eligible to receive Incentive Compensation determined on the Participant's performance up to the end of the fiscal quarter prior to the date of disability, or death (annualized through the end of the year). Any resulting award determined under the Participant's Target Goal Worksheet Document will be prorated based upon the Partial Service Policy in paragraph 1 of this part D. Payment, if any, will be processed in accordance with the Program.

                  Participants who terminate from the Company for any reason other than death or total disability are considered terminated from this Program upon their termination date and will not receive any STIP payment with respect to the year of termination.

            4.    Leave of Absence Policy (LOA)
                  A Participant is considered active in the Program when on an approved Leave of Absence for a period equal to or less than three (3) months. No change in targets, or measurements will be made with respect to such a leave. For LOAs greater than three (3) months, Program eligibility and participation will be suspended until active status is resumed and the final payment will be prorated to reflect the period of time on LOA.


                                      -8-
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NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS
ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

      E.    TAX LIABILITIES

            Deductions for all appropriate local, state and federal tax liabilities will be calculated and withheld from all Incentive Compensation payments.

      F.    EMPLOYMENT-AT-WILL

            The employment of all Program Participants at Getronics is for an indefinite period of time and is terminable at any time, with or without cause being shown, by either the Program Participant or the Company. This Program shall not be construed to create a contract of employment for a specified period of time between the Company and any Program Participant. The Company retains the rights to change its employment and compensation policies and practices at any and all times.

      G.    EQUAL OPPORTUNITY

            It is the policy of Getronics Government Solutions and its subsidiaries and affiliates to provide equal employment opportunity for all employees and to take Affirmative Action to ensure that employment, training, compensation, transfer, promotion, and other terms and conditions of employment are provided without regard to race, color, religion, national origin, gender, age, marital status, sexual orientation, disability, Vietnam-era Veteran status, status as a disabled Vietnam-era Veteran or any other protected category. The company is committed to maintain a workforce free of racial, sexual, or any other type of unlawful harassment.

      H.    EVENTS NOT COVERED BY THE PROGRAM

            The Compensation Director, in conjunction with the Vice President of Human Resources, will review any event not described or anticipated by this Program, and they will have the sole discretion to determine the final and binding resolution. This may include recognition of any financial adjustments that are not associated with the efforts of the Participant(s).

      I.    OTHER AGREEMENTS

            This Program, including any amendment or supplement hereto, constitutes the entire understanding of Getronics Government Solutions and its subsidiaries and affiliates with respect to the Short Term Incentive Program and cancels and supersedes all other policies or agreements relating to such Incentive Compensation. No one at the Company is authorized or permitted to enter into any additional or other agreements, or make any verbal or written representations, regarding incentive compensation for


                                      -9-
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NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS
ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

            Participants. Nothing in this Program shall be construed to create or imply the creation of a term contract, nor a guarantee of employment for any specific period of time between Getronics Government Solutions and any of its divisions or subsidiaries, and any Participant.

      J.    MODIFICATION, SUSPENSION OR TERMINATION

            The Company may unilaterally modify or suspend, at any time, in whole or in part, and if suspended, may reinstate any or all of the provisions of this Program with or without notice. All modifications are effective as of the date designated in the decision made by Management, regardless of when notice of such changes is given.

            The Company, at its sole discretion, may publish revisions to this Program from time-to-time and such revisions shall govern the operation of the Program for all Participants. Modifications of and additions to all or any part of this Program will not necessarily result in the re-publication of the entire Program, but notices of such changes, deletions and additions will be forwarded to all Participants.

      K.    CHANGE IN CONTROL

            Notwithstanding any other provision in this document, in the event of a change of control of the Company and involuntary termination of the Participant from employment prior to the end of the Program year, where the termination is directly related to such change of control, Participants will receive a pro rata payment from the Program based upon the number of months from the beginning of the Program year to the date that the employee is terminated involuntarily, and based further on the actual financial results accomplished during that same time period.

            Change of control is defined as:

            1. the closing of a merger or consolidation of the Company with any other entity; or

            2. any Person (other than another Company or a trustee or other fiduciary holding securities under an employee benefit plan of a Company) is or becomes the Beneficial Owner, as defined by applicable federal securities laws, directly or indirectly; or

            3. a sale or transfer of substantially all of the assets of the Company, or approval of such a sale or transfer by the Company's parent organization.

            No benefits will be paid under this provision in the event that the Participant voluntarily resigns or retires from employment, or in the event that the Participant is terminated for Cause. For purposes of this Section K, Cause shall mean (a) the Participant's gross misconduct or fraud in the performance of his or her employment; (b) the Participant's conviction or guilty plea with respect to any felony (except for motor vehicle violations); or (c) the Participant's material breach of any written employment agreement between the


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NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS
ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

            Company and the Participant, or of any written code of business conduct, or continued abandonment of his or her employment with the Company, which remains uncorrected, or which recurs, after written notice delivered to the Participant of such breach or abandonment and a reasonable opportunity to correct such breach or abandonment. Any pro rata payment under this provision will be in addition to, and not in lieu of, any other payment or benefit provided to a Participant under any other arrangement between the Participant and the Company.


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